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                                                                    Exhibit 23.1

                       CONSENT TO INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 16, 1996, on our audits of the consolidated financial statements of Neoprobe Corporation and Subsidiaries. We also consent to the reference to our Firm under the caption "Experts."

                                        COOPERS & LYBRAND L.L.P.

Columbus, Ohio
October 16, 1996